                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                             Settlement Date           11/30/00
                                             Determination Date        12/12/00
                                             Distribution Date         12/15/00



I.      All Payments on the Contracts                                                                                  7,996,431.34
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              306,322.81
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        269,542.18
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              151,155.21
VIII.   Transfers to the Pay-Ahead Account                                                                              (118,514.64)

IX.     Less:  Investment Earnings distributions                                                                               0.00
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                          $8,604,936.90
                                                                                                                     ==============



DISTRIBUTION AMOUNTS                                                              Cost per $1000
--------------------------------------------                                      ---------------

1.   (a)  Class A-1 Note Interest Distribution                                                              0.00
     (b)  Class A-1 Note Principal Distribution                                                             0.00
          Aggregate Class A-1 Note Distribution                                     0.00000000                                 0.00

2.   (a)  Class A-2 Note Interest Distribution                                                              0.00
     (b)  Class A-2 Note Principal Distribution                                                             0.00
          Aggregate Class A-2 Note Distribution                                     0.00000000                                 0.00

3.   (a)  Class A-3 Note Interest Distribution                                                              0.00
     (b)  Class A-3 Note Principal Distribution                                                             0.00
          Aggregate Class A-3 Note Distribution                                     0.00000000                                 0.00

4.   (a)  Class A-4 Note Interest Distribution                                                              0.00
     (b)  Class A-4 Note Principal Distribution                                                             0.00
          Aggregate Class A-4 Note Distribution                                     0.00000000                                 0.00

5.   (a)  Class A-5 Note Interest Distribution                                                              0.00
     (b)  Class A-5 Note Principal Distribution                                                             0.00
          Aggregate Class A-5 Note Distribution                                     0.00000000                                 0.00

6.   (a)  Class A-6 Note Interest Distribution                                                              0.00
     (b)  Class A-6 Note Principal Distribution                                                             0.00
          Aggregate Class A-6 Note Distribution                                     0.00000000                                 0.00

7.   (a)  Class A-7 Note Interest Distribution                                                        284,422.42
     (b)  Class A-7 Note Principal Distribution                                                     6,391,010.00
          Aggregate Class A-7 Note Distribution                                    117.11284943                        6,675,432.42

8.   (a)  Class A-8 Note Interest Distribution                                                        441,291.67
     (b)  Class A-8 Note Principal Distribution                                                             0.00
          Aggregate Class A-8 Note Distribution                                     5.19166667                           441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                        321,266.67
     (b)  Class A-9 Note Principal Distribution                                                             0.00
          Aggregate Class A-9 Note Distribution                                     5.26666667                           321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                       345,041.67
     (b)  Class A-10 Note Principal Distribution                                                            0.00
          Aggregate Class A-10 Note Distribution                                    5.30833333                           345,041.67

11.  (a)  Class B Certificate Interest Distribution                                                   244,679.31
     (b)  Class B Certificate Principal Distribution                                                        0.00
          Aggregate Class B Certificate Distribution                                5.45000000                           244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                             129,784.47
       (b)  Reimbursement of prior Monthly Advances                                                   173,781.35
               Total Servicer Payment                                                                                    303,565.82

13.  Deposits to the Reserve Account                                                                                     273,659.36

Total Distribution Amount                                                                                             $8,604,936.90
                                                                                                                     ==============

Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                  35,110.50
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess
           Collections                                                                                238,548.86
      (c)  Distribution from the Reserve Account to the Sellers
           (Chase USA)                                                                                  6,098.22
      (d)  Distribution from the Reserve Account to the Sellers
           (Chase Manhattan Bank)                                                                      41,432.69
                        Total Amounts to Sellers
                        (Chase USA & Chase Manhattan Bank) =                                                            $321,190.27
                                                                                                                      =============


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                          0.00
        (b) Class A-2 Notes    @            5.852%                                                          0.00
        (c) Class A-3 Notes    @            5.919%                                                          0.00
        (d) Class A-4 Notes    @            6.020%                                                          0.00
        (e) Class A-5 Notes    @            6.050%                                                          0.00
        (f) Class A-6 Notes    @            6.130%                                                          0.00
        (g) Class A-7 Notes    @            6.140%                                                    284,422.42
        (h) Class A-8 Notes    @            6.230%                                                    441,291.67
        (i) Class A-9 Notes    @            6.320%                                                    321,266.67
        (j) Class A-10 Notes   @            6.370%                                                    345,041.67
                     Aggregate Interest on Notes                                                                       1,392,022.42
        (k) Class B Certificates @          6.540%                                                                       244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                 0.00
        (b) Class A-2 Notes                                                                                 0.00
        (c) Class A-3 Notes                                                                                 0.00
        (d) Class A-4 Notes                                                                                 0.00
        (e) Class A-5 Notes                                                                                 0.00
        (f) Class A-6 Notes                                                                                 0.00
        (g) Class A-7 Notes                                                                                 0.00
        (h) Class A-8 Notes                                                                                 0.00
        (i) Class A-9 Notes                                                                                 0.00
        (j) Class A-10 Notes                                                                                0.00
        (k) Class B Certificates                                                                            0.00

3.   Total Distribution of Interest                                               Cost per $1000
                                                                                  --------------
        (a) Class A-1 Notes                                                         0.00000000              0.00
        (b) Class A-2 Notes                                                         0.00000000              0.00
        (c) Class A-3 Notes                                                         0.00000000              0.00
        (d) Class A-4 Notes                                                         0.00000000              0.00
        (e) Class A-5 Notes                                                         0.00000000              0.00
        (f) Class A-6 Notes                                                         0.00000000              0.00
        (g) Class A-7 Notes                                                         4.98986697        284,422.42
        (h) Class A-8 Notes                                                         5.19166667        441,291.67
        (i) Class A-9 Notes                                                         5.26666667        321,266.67
        (j) Class A-10 Notes                                                        5.30833333        345,041.67
                     Total Aggregate Interest on Notes                                                                 1,392,022.42
        (k) Class B Certificates                                                    5.45000000                           244,679.31



                 PRINCIPAL
--------------------------------------------                                   No. of Contracts
                                                                               ----------------
1.   Amount of Stated Principal Collected                                                           2,987,506.82
2.   Amount of Principal Prepayment Collected                                          188          2,788,910.62
3.   Amount of Liquidated Contract                                                      19            614,592.56
4.   Amount of Repurchased Contract                                                     0                   0.00

       Total Formula Principal Distribution Amount                                                                     6,391,010.00

5.   Principal Balance before giving effect to Principal Distribution                                Pool Factor
                                                                                                     -----------
        (a) Class A-1 Notes                                                                           0.0000000                0.00
        (b) Class A-2 Notes                                                                           0.0000000                0.00
        (c) Class A-3 Notes                                                                           0.0000000                0.00
        (d) Class A-4 Notes                                                                           0.0000000                0.00
        (e) Class A-5 Notes                                                                           0.0000000                0.00
        (f) Class A-6 Notes                                                                           0.0000000                0.00
        (g) Class A-7 Notes                                                                           0.9752183       55,587,443.14
        (h) Class A-8 Notes                                                                           1.0000000       85,000,000.00
        (i) Class A-9 Notes                                                                           1.0000000       61,000,000.00
        (j) Class A-10 Notes                                                                          1.0000000       65,000,000.00
        (k) Class B Certificates                                                                      1.0000000       44,895,285.54

6.   Remaining Principal Shortfall

        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                       Cost per $1000
                                                                                  --------------
        (a) Class A-1 Notes                                                          0.00000000                                0.00
        (b) Class A-2 Notes                                                          0.00000000                                0.00
        (c) Class A-3 Notes                                                          0.00000000                                0.00
        (d) Class A-4 Notes                                                          0.00000000                                0.00
        (e) Class A-5 Notes                                                          0.00000000                                0.00
        (f) Class A-6 Notes                                                          0.00000000                                0.00
        (g) Class A-7 Notes                                                        112.12298246                        6,391,010.00
        (h) Class A-8 Notes                                                          0.00000000                                0.00
        (i) Class A-9 Notes                                                          0.00000000                                0.00
        (j) Class A-10 Notes                                                         0.00000000                                0.00
        (k) Class B Certificates                                                     0.00000000                                0.00

8.   Principal Balance after giving effect to Principal Distribution                                 Pool Factor
                                                                                                     -----------
        (a) Class A-1 Notes                                                                           0.0000000                0.00
        (b) Class A-2 Notes                                                                           0.0000000                0.00
        (c) Class A-3 Notes                                                                           0.0000000                0.00
        (d) Class A-4 Notes                                                                           0.0000000                0.00
        (e) Class A-5 Notes                                                                           0.0000000                0.00
        (f) Class A-6 Notes                                                                           0.0000000                0.00
        (g) Class A-7 Notes                                                                           0.8630953       49,196,433.14
        (h) Class A-8 Notes                                                                           1.0000000       85,000,000.00
        (i) Class A-9 Notes                                                                           1.0000000       61,000,000.00
        (j) Class A-10 Notes                                                                          1.0000000       65,000,000.00
        (k) Class B Certificates                                                                      1.0000000       44,895,285.54



                 POOL DATA                                                                          Aggregate
--------------------------------------------                               No. of Contracts     Principal Balance
                                                                           ----------------     -----------------
1.   Pool Stated Principal Balance as of                   11/30/00             11,665             305,091,718.68

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                                     126                 2,861,245.40         0.938%
              (b) 60-89 Days                                                      46                 1,264,590.03         0.414%
              (c) 90-119 Days                                                     18                   460,768.20         0.151%
              (d) 120 Days +                                                      78                 2,153,778.61         0.706%


3.   Contracts Repossessed during the Due Period                                  5                    221,727.13

4.   Current Repossession Inventory                                               21                 1,014,180.58

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 19                   614,592.56
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     306,322.81
                                                                                                -----------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    308,269.75

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    3,407,029.39

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            821                                12,209,559.39

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.212%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               97.137



             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                       1.529%
    (b)  Delinquency Percentage Trigger in effect ?                               NO

2.  (a)  Average Net Loss Ratio                               0.058%
    (b)  Net Loss Ratio Trigger in effect ?                                       NO
    (c)  Net Loss Ratio (using ending Pool Balance)           0.100%

3.  (a)  Servicer Replacement Percentage                      0.066%
    (b)  Servicer Replacement Trigger in effect ?                                 NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                              129,784.47

2.   Servicer Advances                                                                                                   269,542.18

3.   (a)  Opening Balance of the Reserve Account                                                                       8,973,952.86
     (b)  Deposits to the Reserve Account                                                           273,659.36
     (c)  Investment Earnings in the Reserve Account                                                 47,530.91
     (d)  Distribution from the Reserve Account                                                    (321,190.27)
     (e)  Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       408,402.14
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                             118,514.64
     (c)  Investment Earnings in the Pay-Ahead Account                                                    0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                           (151,155.21)
     (e)  Ending Balance in the Pay-Ahead Account                                                                        375,761.57